Real Estate Owned - Summary of Real Estate Owned Expenses, Net (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Real Estate [Abstract]
Net loss on sales of real estate	$ 469	$ 1,209	$ 345
Write-down of real estate owned	831	75	1,433
Operating expenses, net of rental income	424	986	580
Total	$ 1,724	$ 2,270	$ 2,358